UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/13 - 6/30/13

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

DISCOVERING OPPORTUNITIES

MIDAS FUNDS

MIDAS Fund • MIDAS Magic • MIDAS Perpetual Portfolio

2013

JUNE 30

Semi-Annual Report

MIDAS FUNDS
Discovering Opportunities®

New Account Application Inside

We believe that a quality investing
approach can provide an important
advantage in volatile markets.

We also believe that personal investment
planning can be successful by
following three simple rules.

Follow a regular monthly investment plan.

Manage your investment risk by diversifying among the three Midas Funds.

Commit to a long term investing approach.

MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
(Ticker: MIDSX)	(Ticker: MISEX)	(Ticker: MPERX)
Seeks capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.
Seeks capital appreciation by investing in any security type in any industry sector and in domestic and foreign companies of any size.
Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks.

2013 June 30 SEMI-ANNUAL REPORT	CONTENTS

	PRESIDENT’S LETTER
	TO OUR SHARHOLDERS	1
	PORTFOLIO COMMENTARY
	Midas Fund	2
	Midas Magic	3
	Midas Perpetual Portfolio	4
	Allocation of Portfolio Holdings	5

	About Your Fund’s Expenses	7

	FINANCIAL STATEMENTS
	Schedule of Portfolio Investments
	Midas Fund	8
	Midas Magic	10
	Midas Perpetual Portfolio	12
	Statements of Assets and Liabilities	15
	Statements of Operations	16
	Statements of Changes in Net Assets	17
	Statements of Cash Flows	18
	Notes to Financial Statements	19
	Financial Highlights	27

	SUPPLEMENTAL INFORMATION
	Board Approval of Investment
	Management Agreements	29
	Additional Information	31

	OPENING YOUR NEW ACCOUNT
	Instructions for Online and Paper Applications	32
	New Account Paper Application	33

President’s Letter To Our Shareholders

Is it productive to focus on the fact that over the first six months of 2013, the stock market, as represented by S&P 500 Index, enjoyed an excellent return – up over 13%? Perhaps, but one of the greatest investors, John Templeton, is attributed with saying “Do not tell me where the news is best – tell me where it is the worst.” In that case we should look at the gold market. Gold fell 23% in the three months ended June 30, the biggest three month loss since 1974 according to Barron’s. So how should investors react? At Midas, we believe that most investors will fare best by taking market ups and downs in stride – avoiding chasing short term performance, diversifying their investments, and taking a long term view. Interestingly, Midas Perpetual Portfolio seeks to “re-balance” the allocations of its portfolio from time to time by shifting its investments from appreciated assets, such as stocks currently, to potentially undervalued, out of favor, assets, such as precious metals today.

Staying the Course by Emphasizing Quality Investing

With quality holdings, we believe investors are more likely to have the “emotional stamina” necessary to ride out temporary market and economic reversals, and that can help keep their investment focus on long term potential returns. Accordingly, each of the Midas mutual funds includes in its portfolio some of what we consider to be the world’s strongest companies, with global operations in finance, technology, mining, or other industries. Likewise, the three Midas Funds have been designed to offer investors the opportunity to achieve diversification, as a result of their differing investment objectives and policies. We invite you to learn more by reading each Fund’s Semi-Annual Report on the following pages.

Long Term Planning – It’s Up to Us Today

Each year the trustees of the Social Security and Medicare trust funds report on the current and projected financial status of the two programs. Their 2013 reports project that the trust funds will all be depleted within the next 25 years, starting with Social Security’s Disability Insurance in 2016, Medicare in 2026, and Social Security in 2033.

So it’s clear that long term planning is up to us. Recently, Americans have increased their saving rate – personal saving as a percentage of disposable personal income – from the low 1.5% rate of 2005 to 4.1% in 2012, according to the U.S. Bureau of Economic Analysis. But, the rate is nowhere near the 6.9% average since 1959, much less the high of 10.9% in 1982.

For long term planning, consider the Midas Bank Transfer Plan. With this Plan, you decide today to invest a certain amount each month in the future for as long as you like and Midas will transfer the money from your bank account for investment in your designated Midas account. Investing the same amount regularly can reduce anxiety over investing in a rising or falling market or buying all of your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Discovering Opportunities for Long Term Planning with Midas

Reasons for careful investment planning are compelling. Retirement is longer as life expectancies increase, and the promises of pensions, retirement plans, and government assistance are becoming less reliable. During our working careers, we are being asked to pay a greater share of health insurance, more tuition costs, and sometimes for the care of elderly parents. We suggest you formulate your own long term investing goals and take positive steps today to implement a plan to seek your goals. In this connection, we suggest you consider one or more of the Midas Funds and the tax advantaged Midas Traditional, Roth, SEP, and SIMPLE IRAs. Midas also offers Health Savings Accounts, as well as Education Savings Accounts. Forms for all of these plans may be found at www.MidasFunds.com.

Click For E-Delivery

Midas shareholders can easily opt for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other updates. Benefits of electronic delivery include getting all your Midas information more quickly and conveniently, securely storing your account documents on the site for up to four years where you can view or print them at any time, and reducing the risk of identity theft. To sign up, just follow these three simple steps: (1) go to www.MidasFunds.com and log into “Account Access,” (2) after logging in, click on your account number and then select “Account Detail” from the left side menu, and (3) click on “Electronic Document Delivery.”

Investing With Midas Just Got Easier

Along with being able to access your Midas account online by logging into THE MIDAS TOUCH® Account Access, new at Midas is the ability to open an account online! Visit www.MidasFunds.com and click “Open an Account” at the top menu bar. Whether to establish a new Roth IRA account for your retirement planning or to create a Coverdell Education Savings Account for your child, it’s easy follow the instructions to open a new account and start investing with Midas today!

If you have any questions about the Midas Family of Funds or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432).

Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill
President

Portfolio Commentary

MIDAS Fund

We are very pleased to submit this 2013 Semi-Annual Report and to welcome our new shareholders attracted to Midas Fund by its policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources, and its no-charge shareholder services.

Precious Metals and Financial Markets

In the first half of 2013, gold prices averaged at about $1,524 per ounce, with a high of $1,693 and a low of $1,192, reached at the very end of the period (all prices are based on the London p.m. fix). While the 28% decline in gold’s price over 6 months in 2013 has been dramatic, the 49% decline in gold equities (as measured by the NYSE Gold Bugs Index) has been staggering. Gold’s recent recovery to the $1,280 range, however, has not been accompanied by a commensurate return of gold equities prices. At the same time, broad equity markets have improved, increasing investor complacency arising from reports of continuing strength in the U.S. and other economies around the world.

The Outlook for Opportunities

We expect continuing volatility in the gold price during the second half of 2013, as offsetting and often contradictory economic information is received by investors. While unsettling geopolitical events – what we call the “fear factor” – may drive future short term swings, we believe that the gold price has the potential to recover to over $1,600 due to longer term factors: including fundamental supply/demand and, more importantly, fiscal and monetary policies pursued by governments around the world. These government policies currently appear to have the potential to solidify gold’s role as an “alternative currency,” particularly to the currencies of nations with large debt and entitlement obligations. For example, official U.S. public debt is now about $16.7 trillion, or 104% of U.S. annual gross domestic product; including entitlement obligations, such as Medicare, the total debt probably exceeds $80 trillion. Furthermore, to battle deflation and unemployment, the Federal Reserve has kept interest rates low, which may exacerbate future inflation and currency debasement concerns.

Investment Strategies

With this economic and market backdrop, Midas Fund strategically re-balanced its portfolio towards higher quality senior and intermediate precious metals producers. Should gold and silver prices continue to recover, we believe well managed producing mining companies may show impressive earnings and cash flow growth, boosting their stock prices. Well financed, low debt companies performed best during this difficult period. Any kind of disappointment in expected mine production, earnings, cash flow, or reserve statements usually resulted in a sharp stock price drop. For the balance of 2013, Midas Fund expects to be invested in a global portfolio of primarily large and medium sized gold, silver, and platinum miners offering attractive valuations, and smaller companies with promising exploration potential, expanding production profiles, increasing cash flow, and/or other special growth features, although it may seek a more defensive position at times. Currently, the Fund is emphasizing quality global mining companies producing gold, silver, and other metals, including copper, deemed to have both reasonable valuations and attractive growth prospects.

TOP10 HOLDINGS As of June 30, 2013	1	Kinross Gold Corp.	6	Alamos Gold Inc.
	2	Newmont Mining Corp.	7	HudBay Minerals, Inc.
	3	Freeport-McMoRan Copper & Gold Inc.	8	Rio Tinto PLC ADR
	4	Goldcorp Inc.	9	BHP Billiton Limited
	5	Platinum Group Metals Ltd.	10	Northern Dynasty Minerals Ltd.

	Top Ten Holdings comprise approximately 56% of total assets.

Portfolio Commentary

 MIDAS Magic

We are pleased to submit this 2013 Semi-Annual Report for Midas Magic and to welcome our new shareholders who believe the Fund’s focused approach to quality companies makes it attractive for long term investing. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., stocks, bonds, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage.

Economic and Market Report

The Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”) issued a statement recently that economic activity in the United States has been expanding at a moderate pace. According to the FOMC, improvement has appeared in labor market conditions, household and business spending, and the housing sector. Yet, the FOMC also perceives the unemployment rate as elevated and fiscal policy as restraining economic growth. Positive for the U.S. economy would be the change in real GDP now projected by the Fed’s board members and bank presidents in the 3.0-3.5% range for 2014, in contrast to the 2.3-2.6% range for 2013.

In what would appear to be beneficial for financial markets, the Fed has indicated that it will keep the funds rate between 0% and 0.25% “at least as long” as the unemployment rate is above 6.5% and inflation one to two years out is projected to remain below 2.5%. Interestingly, the FOMC anticipates that inflation over the medium term likely will run at or below 2%. Financial markets seemed to falter, however, when the FOMC recently qualified its decision to purchase additional agency mortgage-backed securities at a pace of $40 billion per month and longer-term Treasury securities at a pace of $45 billion per month.

Investment Strategy and Returns

In this uncertain investing environment, the Fund’s general investing discipline has been to seek the securities of quality companies with unique combinations of strength in operations, products, and finances with either growth or value characteristics. In the first half of the year, the Fund reduced its leverage slightly while maintaining concentrated positions. At June 30, 2013, the Fund’s investment portfolio totaled approximately $14.5 million, reflecting the use of $0.2 million of leverage (as compared to $0.8 million at December 31, 2012), on net assets of $14.6 million. At June 30, 2013, the Fund’s top ten holdings comprised approximately 83% of its total assets, including some of the largest and best known U.S. companies with global operations in finance, technology, insurance, and banking, with each of Berkshire Hathaway, Inc. and MasterCard Incorporated accounting for over 19% of the Fund’s net assets. These holdings and allocations are subject to change at any time. Over the first six months of 2013, the Fund’s total return was

16.02%, including the reinvestment of dividends, compared to the S&P 500 Index return of 13.82%. Our current view of financial markets suggests that the Fund may benefit during the remainder of 2013 from its flexible portfolio approach, investing opportunistically, and employing aggressive and speculative investment techniques as deemed appropriate.

TOP10 HOLDINGS As of June 30, 2013	1	MasterCard Incorporated	6	Johnson & Johnson
	2	Berkshire Hathaway, Inc. Class B	7	General Electric Company
	3	Google Inc.	8	International Business Machines Corporation
	4	Costco Wholesale Corp.	9	Becton, Dickinson and Company
	5	JPMorgan Chase & Co.	10	Franklin Resources, Inc.

	Top Ten Holdings comprise approximately 82% of total assets.

Portfolio Commentary

MIDAS Perpetual Portfolio

We are delighted to submit this 2013 Semi-Annual Report for Midas Perpetual Portfolio and to welcome our new shareholders who have invested in the Fund directly or through one of the many brokerage firms making the Fund available to their customers.

Economic and Market Report

The global economy continues to disappoint and the World Bank has recently reduced its global growth forecast to 2.2% for 2013, down from its prior forecast of 2.4%. The recession in Europe has been particularly challenging and the European Central Bank recently forecasted that the eurozone economy will contract by 0.6% in 2013.

Accordingly, we continue to anticipate rising investor sentiment due to potentially gradual improvement in broad global economic data. We expect that ongoing eurozone financial stress and economic weakness in China and India may be somewhat offset by U.S. strength. Overall equity valuations and dividend yields are still generous and, while less compelling than at the beginning of 2013, higher quality equities appear to offer good value. Precious metals, on the other hand, have been sold down to what now appear to be quite attractive price levels. Current market complacency, however, could exaggerate the downward reaction to negative market shock from disappointing economic or financial news – such as a European sovereign default.

Investment Strategy and Returns

Notwithstanding the challenges of current global economics, over the first half of 2013, Midas Perpetual Portfolio remained true to its core asset allocation strategy in seeking to preserve and increase the value of its overall portfolio. This core asset allocation strategy means the Fund generally seeks to invest a “Target Percentage” of its total assets of each of the following categories, consistent with tax planning and lower levels of portfolio turnover.

Investment Category	Target Percentage
Gold	20%
Silver	10%
Swiss Franc Assets	20%
Hard Asset Securities	25%
Large Capitalization Growth Stocks	25%
Total	100%

Importantly, in seeking its investment objective to preserve and increase the purchasing power value of its shares over the long term, the Fund’s actual percentage of its total assets invested in a given investment category may vary from its target percentage, sometimes substantially. Recently, the Fund has moderated its use of investment leverage based on seasonal and other factors and reduced its investment in large capitalization growth stocks, with the intention of providing the Fund with a more defensive allocation and to bring the Fund’s holdings more closely aligned with its target percentages.

Contact Us for Information and Services

Since the Fund’s strategies reflect longer term wealth building goals, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Bank Transfer Plan. Midas Perpetual Portfolio’s long term investment objective also makes it attractive for investment through our Traditional or Roth IRAs, Health Savings Accounts, and also our Education Savings Accounts. For information, simply give us a call toll free at 1-800-400-MIDAS (6432) and we will be delighted to provide such information to you, a friend, or a relative.

TOP10 HOLDINGS As of June 30, 2013	1	SPDR Gold Trust	6	Johnson & Johnson
	2	Switzerland Government, 2.50% Notes, due 3/12/16	7	AvalonBay Communities, Inc.
	3	Switzerland Government, 3.00% Notes, due 1/08/18	8	The Goldman Sachs Group, Inc.
	4	iShares Silver Trust	9	MasterCard Incorporated
	5	Switzerland Government, 2.25% Notes, due 7/06/20	10	Wells Fargo & Company

	Top Ten Holdings comprise approximately 60% of total assets.

Portfolio Commentary

ALLOCATION of Portfolio Holdings*

June 30, 2013
(Unaudited)

MIDAS FUND

- Major Precious Metals Producers (40.89%)
- Junior Precious Metals Producers (19.24%)
- Intermediate Precious Metals Producers (17.37%)
- Exploration and Project Development Companies (13.96%)
- Other Natural Resources Companies (12.12%)

MIDAS MAGIC

- Services - Business Services (21.27%)
- Fire, Marine & Casualty Insurance (19.28%)
- Information Retrieval Services (10.92%)
- National Commercial Banks (8.76%)
- Pharmaceutical Preparations (7.81%)
- Variety Stores (7.62%)
- Electronic & Other Electrical Equipment (5.75%)
- Computer & Office Equipment (3.29%)
- Petroleum Refining (3.25%)
- Soap, Detergents, Cleaning Preparations, Perfume, Cosmetics (3.04%)
- Surgical & Medical Instruments & Apparatus (2.04%)
- Investment Advice (1.87%)
- Services - Computer Integrated Systems Designs (1.85%)
- Wholesale - Drugs, Proprietaries & Druggists' Sundries (1.81%)
- Crude Petroleum & Natural Gas (1.41%)
- Services - Computer Processing & Data Preparation (1.42%)

MIDAS PERPETUAL PORTFOLIO

- Large Capitalization Growth Stocks (26.76%)
- Hard Asset Securities (25.53%)
- Swiss Franc Assets (22.25%)
- Gold (21.04%)
- Silver (8.70%)

*Each Fund's allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations less than 1% are not shown.

Midas Semi-Annual Report 2013 | 5

ABOUT Your Fund’s Expenses	(Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

EXPENSE ANALYSIS TABLE
	Beginning Account Value	Ending Account Value	Expenses Paid During Period	Annualized
	January 1, 2013	June 30, 2013	January 1-June 30, 2013(a)	Expense Ratio
Midas Fund
Actual	$1,000.00	$517.37	$11.63	3.09%
Hypothetical (b)	$1,000.00	$1,009.47	$15.40	3.09%

Midas Magic
Actual	$1,000.00	$1,160.17	$17.35	3.24%
Hypothetical (b)	$1,000.00	$1,008.73	$16.14	3.24%

Midas Perpetual Portfolio
Actual	$1,000.00	$867.19	$9.54	2.06%
Hypothetical (b)	$1,000.00	$1,014.58	$10.29	2.06%
(a) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b) Assumes 5% total return before expenses.

Financial Statements

MIDAS Fund	Schedule of Portfolio Investments - June 30, 2013(Unaudited)

Common Stocks (103.58%)
Shares		Cost	Value
Major Precious Metals Producers (40.89%)
30,000	AngloGold Ashanti Ltd. ADR (a)	$1,365,206	$429,000
40,000	Barrick Gold Corp.	1,354,592	629,600
50,000	Freeport-McMoRan Copper & Gold Inc.	1,617,565	1,380,500
55,000	Goldcorp Inc. (a)	2,725,805	1,360,150
319,369	Kinross Gold Corp. (a)	6,409,617	1,628,782
100,000	Newcrest Mining Ltd. (a)	2,209,537	903,449
50,000	Newmont Mining Corp. (a)	2,970,435	1,497,500
27,500	Rio Tinto PLC ADR	1,424,679	1,129,700
		20,077,436	8,958,681
Intermediate Precious Metals Producers (17.37%)
275,400	Centerra Gold Inc.	2,833,774	866,703
125,000	Eldorado Gold Corp. Ltd. (a)	2,212,200	772,500
175,000	Osisko Mining Corp. (b)	1,363,659	577,279
15,000	Randgold Resources Ltd. ADR (a)	1,201,989	960,750
1,145,001	Resolute Mining Ltd. (a) (b)	1,438,257	628,845
		9,049,879	3,806,077
Junior Precious Metals Producers (19.24%)
100,000	Alamos Gold Inc. (a)	1,253,250	1,207,640
1,500,000	Avocet Mining PLC (a) (b)	2,754,016	154,930
444,000	B2Gold Corp. (b)	895,814	942,756
85,000	Detour Gold Corp. (a) (b)	1,266,311	664,723
134,366	Hecla Mining Company	519,996	400,411
300,000	Silvercorp Metals, Inc. (a)	1,941,192	846,000
		8,630,579	4,216,460
Exploration and Project Development Companies (13.96%)
173,416	Ivanplats Ltd. (b) (c)	0	201,205
15,079	Ivanplats Ltd. Class A (b) (c)	0	17,495
500,000	Northern Dynasty Minerals Ltd. (a) (b)	6,315,718	1,045,000
1,500,000	Platinum Group Metals Ltd. (a) (b)	3,159,430	1,350,000
1,000,000	Romarco Minerals Inc. (a) (b)	1,998,208	445,519
		11,473,356	3,059,219
Other Natural Resources Companies (12.12%)
19,000	BHP Billiton Limited	1,377,120	1,095,540
25,000	Cliff Natural Resources Inc.	737,938	406,250
175,000	HudBay Minerals Inc. (a)	2,861,250	1,155,000
		4,976,308	2,656,790

Total common stocks		54,207,558	22,697,227

See notes to financial statements.

Financial Statements

MIDAS Fund	Schedule of Portfolio Investments - June 30, 2013((Unaudited) continued

Shares		Cost	Value
Warrants (0.0%) (b)
Units
7,150	Kinross Gold Corp., expiring 9/17/14 (d)	$-	$576

MONEY MARKET FUND (0.22%)
48,585	SSgA Money Market Fund, 7 day annualized yield 0.01%	48,585	48,585

Securities held as Collateral on Loaned Securities (0%)
693	State Street Navigator Securities Lending Prime Portfolio	693	693
Total investments (103.80%)		$54,256,836	22,747,081
Liabilities in excess of other assets (-3.80%)			(833,142)
Net assets (100.00%)			$21,913,939

(a)All or a portion of these securities, have been segregated as collateral pursuant to the bank credit facility.
As of June 30, 2013, the value of securities pledged as collateral was $15,050,132.
(b)Non-income producing.
(c)Illiquid and/or restricted security that has been fair valued.
(d)All or a portion of this security was on loan under an agreement with the Fund’s custodian (Note 8).

ADR means American Depositary Receipt.

See notes to financial statements.

Financial Statements

MIDAS Magic	Schedule of Portfolio Investments - June 30, 2013((Unaudited)

Common Stocks (101.39%)
Shares		Cost	Value

Computer & Office Equipment (3.29%)
2,500	International Business Machines Corporation (a)	$511,591	$477,775

Crude Petroleum & Natural Gas (1.41%)
10,000	Chesapeake Energy Corp.	176,175	203,800

Electronic & Other Electrical Equipment (5.75%)
36,000	General Electric Company (a)	435,510	834,840

Fire, Marine & Casualty Insurance (19.28%)
25,000	Berkshire Hathaway, Inc. Class B (a) (b)	853,901	2,798,000

Information Retrieval Services (10.92%)
1,800	Google Inc. (a) (b)	685,024	1,584,666

Investment Advice (1.87%)
2,000	Franklin Resources, Inc.	229,562	272,040

National Commercial Banks (8.76%)
19,400	JPMorgan Chase & Co. (a)	691,858	1,024,126
6,000	Wells Fargo & Company	206,324	247,620
		898,182	1,271,746
Petroleum Refining (3.25%)
2,000	Chevron Corp.	223,439	236,680
2,600	Exxon Mobil Corp.	228,219	234,910
		451,658	471,590
Pharmaceutical Preparations (7.81%)
4,000	AstraZeneca PLC	192,390	189,200
11,000	Johnson & Johnson (a)	669,169	944,460
		861,559	1,133,660
Services - Business Services (21.27%)
3,000	Accenture plc	184,642	215,880
5,000	MasterCard Incorporated (a)	468,588	2,872,500
		653,230	3,088,380

See notes to financial statements.

Financial Statements

MIDAS Magic	Schedule of Portfolio Investments - June 30, 2013((Unaudited) continued

Common Stocks (concluded)
Shares		Cost	Value

Services - Computer Integrated Systems Designs (1.85%)
2,800	Cerner Corp. (b)	$205,625	$269,052

Services - Computer Processing & Data Preparation (1.42%)
3,000	Automatic Data Processing, Inc.	170,990	206,580

Soap, Detergents, Cleaning Preparations, Perfume, Cosmetics (3.04%)
3,000	Church & Dwight Co., Inc.	169,642	185,130
3,000	Ecolab Inc.	194,123	255,570
		363,765	440,700

Surgical & Medical Instruments & Apparatus (2.04%)
3,000	Becton, Dickinson and Company (a)	210,947	296,490

Variety Stores (7.62%)
10,000	Costco Wholesale Corp. (a)	692,696	1,105,700

Wholesale - Drugs, Proprietaries & Druggists’ Sundries (1.81%)
2,300	McKesson Corp.	202,877	263,350

Total common stocks		7,603,292	14,718,369

MONEY MARKET FUND (0.27%)
39,239	SSgA Money Market Fund, 7 day annualized yield 0.01%	39,239	39,239

Total investments (101.66%)		$7,642,531	14,757,608

Liabilities in excess of cash and other assets (-1.66%)			(240,398)

Net assets (100.00%)			$14,517,210

(a) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility.
As of June 30, 2013, the value of securities pledged as collateral was $11,938,557.
(b) Non-income producing.

See notes to financial statements.

Financial Statements

MIDAS Perpetual Portfolio	Schedule of Portfolio Investments - June 30, 2013((Unaudited)

Shares		Cost	Value
Gold (21.04%)
16,871	SPDR Gold Trust (a) (b)	$1,682,567	$2,010,180
Silver (8.70%)
24,643	iShares Silver Trust (a)	302,396	467,478
18,500	Silver Wheaton Corp. (b)	669,176	363,895
		971,572	831,373
Swiss Franc Assets (22.25%) (c)
907,000	Switzerland Government 2.50% Notes, due 3/12/16	936,426	1,022,683
585,000	Switzerland Government 3.00% Notes, due 1/08/18	716,733	693,445
350,000	Switzerland Government 2.25% Notes, due 7/06/20	473,139	409,862
		2,126,298	2,125,990
Hard Asset Securities (25.53%)
Agricultural Chemicals (2.18%)
2,678	Syngenta AG	170,440	208,509

Crude Petroleum & Natural Gas (4.88%)
750	CNOOC Limited	145,128	125,610
2,717	Contango Oil & Gas Company (a)	157,155	91,699
900	EOG Resources, Inc.	85,269	118,512
1,182	PetroChina Company Limited	141,065	130,812
		528,617	466,633
Metal Mining (5.47%)
11,000	Anglo American PLC ADR	205,453	105,930
1,800	BHP Billiton Limited	147,390	103,788
10,000	First Quantum Minerals Ltd.	215,450	147,874
2,249	Rio Tinto Ltd.	159,432	92,389
5,500	Vale S.A.	147,761	72,325
		875,486	522,306
Mining & Quarrying of Nonmetallic Minerals (1.14%)
2,694	Sociedad Quimica Y Minera De Chile S.A.	154,921	108,838

Miscellaneous Metal Ores (0.84%)
3,898	Cameco Corp.	155,237	80,533

Petroleum Refining (1.97%)
2,079	Exxon Mobil Corp. (b)	161,883	187,838

See notes to financial statements.

Financial Statements

MIDAS Perpetual Portfolio	Schedule of Portfolio Investments - June 30, 2013((Unaudited) continued

Shares		Cost	Value

Railroads, Line - Haul Operating (2.14%)
2,100	Canadian National Railway Company	$150,279	$204,267

Real Estate Investment Trusts (5.31%)
2,250	AvalonBay Communities, Inc. (b)	301,652	303,547
2,825	PS Business Parks, Inc.	165,852	203,880
		467,504	507,427
Steel Works, Blast Furnaces & Rolling Mills (1.60%)
3,519	Nucor Corp.	160,522	152,443

Total hard asset securities		2,824,889	2,438,794

Large Capitalization Growth Stocks (26.76%)
Computer & Office Equipment (2.40%)
1,200	International Business Machines Corporation (b)	227,554	229,332

Hospital and Medical Service Plans (2.40%)
3,500	UnitedHealth Group Inc.	157,271	229,180

Life Insurance (1.16%)
3,180	China Life Insurance Company Ltd. ADR	191,727	110,918

National Commercial Banks (2.65%)
6,140	Wells Fargo & Company	196,956	253,398

Pharmaceutical Preparations (2.22%)
3,000	Novartis AG (b)	167,147	212,130

Retail - Variety Stores (2.57%)
3,300	Wal-Mart Stores, Inc. (b)	226,239	245,817

Security Brokers, Dealers & Flotation Companies (3.01%)
1,900	The Goldman Sachs Group, Inc. (b)	225,829	287,375

Services - Business Services, NEC (2.86%)
475	MasterCard Incorporated (b)	225,462	272,887

See notes to financial statements.

Financial Statements

MIDAS Perpetual Portfolio	Schedule of Portfolio Investments - June 30, 2013((Unaudited) concluded

Shares		Cost	Value

Services - Prepackaged Software (2.53%)
6,994	Microsoft Corp. (b)	$181,291	$241,503

State Commercial Banks (2.83%)
10,639	Banco Bradesco S.A.	196,950	138,413
10,230	Itau Unibanco Holding S.A.	160,941	132,172
		357,891	270,585
Telephone Communications (2.13%)
3,935	China Mobile Ltd. ADR (b)	199,078	203,715

Total large capitalization growth stocks		2,356,445	2,556,840

MONEY MARKET FUND (0.05%)
4,725	SSgA Money Market Fund, 7 day annualized yield 0.01%	4,725	4,725

Total investments (104.33%)		$9,966,496	9,967,902

Liabilities in excess of other assets (-4.33%)			(413,498)

Net assets (100.00%)			$9,554,404

(a) Non-income producing.
(b) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility.
As of June 30, 2013, the value of securities pledged as collateral was $4,558,219.
(c) Principal amount denominated in Swiss francs.

ADR means American Depositary Receipt.

See notes to financial statements.

Financial Statements

STATEMENTS of Assets and Liabilities

June 30, 2013 (Unaudited)	MIDAS	MIDAS	MIDAS
	Fund	Magic	Perpetual Portfolio
Assets
Investments, at cost	$54,256,836	$7,642,531	$9,966,496

Investments, at value (including $56, $ -, and $ -
for securities loaned, respectively)	$22,747,081	$14,757,608	$9,967,902
Cash	-	381	-
Receivables
Dividends	56,043	9,875	15,945
Fund shares sold	18,361	29,400	3,510
Interest	-	-	15,845
Foreign withholding tax reclaims	-	-	54,107
Other assets	26,112	6,935	7,259

Total assets	22,847,597	14,804,199	10,064,568

Liabilities
Bank credit facility borrowing	681,080	173,823	384,134
Payables
Accrued expenses	197,269	85,140	100,611
Administrative services	17,066	5,121	8,104
Investment management fees	16,064	10,569	-
Fund shares redeemed	15,637	-	15,257
Distribution fees	5,849	12,336	2,058
Collateral on securities loaned, at value	693	-	-

Total liabilities	933,658	286,989	510,164

Net assets	$21,913,939	$14,517,210	$9,554,404

Shares outstanding, $0.01 par value	16,368,618	668,216	8,620,619

Net asset value, offering, and redemption price per share	$1.34	$21.73	$1.11

Net assets consist of
Paid in capital	$84,443,711	$6,347,398	$9,018,097
Accumulated undistributed net investment income (loss)	(2,060,114)	(138,674)	13,431
Accumulated net realized gain (loss)	(28,959,858)	1,193,409	511,111
Net unrealized appreciation (depreciation) on
investments and foreign currencies	(31,509,800)	7,115,077	11,765
	$21,913,939	$14,517,210	$9,554,404

See notes to financial statements.

Financial Statements

STATEMENTS of Operations

	MIDAS	MIDAS	MIDAS
For the Six Months Ended June 30, 2013 (Unaudited)	Fund	Magic	Perpetual Portfolio
Investment income
Dividends	$336,655	$92,160	$89,815
Foreign tax withholding	(23,286)	-	(3,597)
Interest	-	-	21,103
Total investment income	313,369	92,160	107,321
Expenses
Investment management	165,690	68,003	29,823
Transfer agent	94,100	26,840	16,990
Legal	63,154	18,100	18,100
Administrative services	55,750	21,475	20,360
Distribution	41,422	70,634	14,911
Registration	20,453	17,575	16,290
Trustees	17,180	7,026	4,345
Bookkeeping and pricing	15,250	12,310	12,355
Auditing	13,575	10,860	9,955
Interest on bank credit facility	8,926	3,598	5,492
Insurance	7,240	1,810	2,172
Custodian	5,955	2,226	3,260
Other	5,180	(29,623)	(30,340)
Total expenses	513,875	230,834	123,713
Less contractual investment management fee waiver	-	-	(29,823)
Net expenses	513,875	230,834	93,890
Net investment income (loss)	(200,506)	(138,674)	13,431
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(4,082,542)	1,099,747	624,989
Foreign currencies	227	-	(9,351)
Unrealized appreciation (depreciation) on
Investments	(16,651,914)	1,107,377	(2,209,719)
Translation of assets and liabilities in foreign currencies	(31)	-	(1,175)
Net realized and unrealized gain (loss)	(20,734,260)	2,207,124	(1,595,256)
Net increase (decrease) in net assets resulting
from operations	$(20,934,766)	$2,068,450	$(1,581,825)

See notes to financial statements.

Financial Statements

STATEMENTS of Changes in Net Assets	(Unaudited)

	MIDAS		MIDAS		MIDAS
	Fund		Magic		Perpetual Portfolio
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	6/30/13	12/31/12	6/30/13	12/31/12	6/30/13	12/31/12
Operations
Net investment income (loss)	$(200,506)	$(836,524)	$(138,674)	$(404,731)	$13,431	$(224,327)
Net realized gain (loss)	(4,082,315)	(10,973,786)	1,099,747	3,212,848	615,638	(115,870)
Unrealized appreciation (depreciation)	(16,651,945)	(6,998,018)	1,107,377	(821,933)	(2,210,894)	1,074,954
Net increase (decrease) in net assets
resulting from operations	(20,934,766)	(18,808,328)	2,068,450	1,986,184	(1,581,825)	734,757
Capital share transactions
Change in net assets resulting from
capital share transactions (a)	(2,039,504)	(9,294,000)	(797,027)	(510,499)	(3,379,424)	(1,679,147)
Redemption fees	4,550	13,110	1,119	995	361	1,008
Decrease in net assets resulting from
capital share transactions	(2,034,954)	(9,280,890)	(795,908)	(509,504)	(3,379,063)	(1,678,139)
Total change in net assets	(22,969,720)	(28,089,218)	1,272,542	1,476,680	(4,960,888)	(943,382)
Net assets
Beginning of period	44,883,659	72,972,877	13,244,668	11,767,988	14,515,292	15,458,674
End of period (b)	$21,913,939	$44,883,659	$14,517,210	$13,244,668	$9,554,404	$14,515,292
(a) Capital share transactions were as follows:
Value
Shares sold	$2,373,904	$5,939,238	$415,509	$1,060,123	$506,286	$2,517,942
Shares redeemed	(4,413,408)	(15,233,238)	(1,212,536)	(1,570,622)	(3,885,710)	(4,197,089)
Net decrease	$(2,039,504)	$(9,294,000)	$(797,027)	$(510,499)	$(3,379,424)	$(1,679,147)
Number
Shares sold	1,264,998	2,030,808	20,152	60,346	402,046	1,974,070
Shares redeemed	(2,246,857)	(5,115,432)	(59,139)	(88,438)	(3,135,754)	(3,320,063)
Net decrease	(981,859)	(3,084,624)	(38,987)	(28,092)	(2,733,708)	(1,345,993)
(b) End of period net assets include
undistributed net investment loss	$(2,060,114)	$(1,859,608)	$(138,674)	$-	$13,431	$-

See notes to financial statements.

Financial Statements

STATEMENTS of Cash Flows

For the Six Months Ended June 30, 2013 (Unaudited)	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Cash flows from operating activities
Net (decrease) increase in net assets resulting from operations	$(20,934,766)	$2,068,450	$(1,581,825)
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	9,110,761	1,724,644	3,049,053
Purchase of long term investments	(1,257,934)	-	-
Unrealized depreciation (appreciation) of investments and foreign currencies	16,651,883	(1,107,377)	2,217,364
Net realized loss (gain) on sales of investments and foreign currencies	4,082,315	(1,099,747)	(615,638)
Net purchases of short term investments	(48,355)	(36,280)	(25,654)
Amortization of premium of investment securities	-	-	28,149
Increase in dividends receivable	(28,358)	(1,270)	(1,396)
Decrease in interest receivable	-	-	22,056
Increase in foreign withholding tax reclaims	-	-	(3,879)
Decrease in other assets	7,241	1,809	2,172
Increase (decrease) in accrued expenses	4,698	(40,250)	(36,295)
(Decrease) increase in investment management fees payable	(18,075)	621	-
(Decrease) increase in distribution fees payable	(4,519)	746	(1,023)
Increase in administrative services payable	4,910	216	2,367
Net cash provided by operating activities	7,569,801	1,511,562	3,055,451
Cash flows from financing activities
Net shares redeemed	(2,060,147)	(868,997)	(3,365,784)
Bank credit facility (repayment) borrowing	(5,509,654)	(642,184)	310,333
Net cash used in financing activities	(7,569,801)	(1,511,181)	(3,055,451)
Net change in cash	-	381	-
Cash
Beginning of period	-	-	-
End of period	$-	$381	$-
Supplemental disclosure of cash flow information
Cash paid for interest on bank line of credit	$9,103	$3,617	$5,483

See notes to financial statements.

Financial Statements

NOTES to Financial Statements	June 30, 2013 (Unaudited)

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Midas Fund, Midas Magic, and Midas Perpetual Portfolio (each individually, a “Fund”, and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing aggressively in any security type in any industry sector and in domestic and foreign companies of any size. The investment objective of Midas Perpetual Portfolio is to preserve and increase the purchasing power value of its shares over the long term with a policy of investing a fixed target percentage of its total assets in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. The Trust retains Midas Management Corporation as its Investment Manager.

The Funds formerly were three Maryland corporations called Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. Immediately after the close of business on October 12, 2012, the Funds reorganized into the Trust. As a result of the reorganization, shareholders of each Maryland corporation acquired shares of the corresponding series of the Trust equal in number and in value to the shares of the respective Maryland corporation they held at the time of the reorganization. References to a Fund in this report refer to the Maryland corporation prior to the reorganization and the series of the Trust afterwards.

Each Fund currently offers one class of shares. Each class has identical rights and privileges, except with respect to voting rights on matters affecting a single class of shares.

The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of Amer-ica (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Other debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of the Acquired Funds are reflected in such Fund’s total returns.

Financial Statements

NOTES to Financial Statements	(Unaudited) continued

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Midas Fund and Midas Magic each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. Again, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as a practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and trustees and other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for all open tax years (2010 - 2012) or expected to be taken in the Funds’ 2013 tax returns.

Financial Statements

NOTES to Financial Statements	(Unaudited) continued

2  FEES AND TRANSACTIONS WITH RELATED PARTIES The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the management fee is 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. With respect to Midas Perpetual Portfolio, the management fee is .50% of the first $250 million, .45% from $250 million to $500 million, and .40% over $500 million.

The Investment Manager contractually agreed with Midas Perpetual Portfolio to waive its fee for the period from October 15, 2012 to October 15, 2013.

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plans, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Magic) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Magic, and Midas Perpetual Portfolio each reimbursed the Distributor $17,444, $706, and $1,664, respectively, for payments made to certain brokers for record keeping services for the six months ended June 30, 2013.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the current and prior investment management agreements, the Funds reimburse the Investment Manager for providing certain administrative services at cost comprised of compliance and accounting services. For the six months ended June 30, 2013, the Funds incurred administrative services expenses as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Compliance	$34,450	$12,990	$13,050
Accounting	21,300	8,480	7,310
Total	$55,750	$21,475	$20,360

3  DISTRIBUTABLE EARNINGS At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Accumulated net realized loss on investments	$(24,789,867)	$-	$-
Undistributed capital gains	-	93,662	18,897
Net unrealized appreciation (depreciation)	(16,717,484)	6,007,700	2,222,659
Post-October losses	(87,655)	-	(123,424)
Total	$(41,595,006)	$6,101,362	$2,118,132

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Financial Statements

NOTES to Financial Statements	(Unaudited) continued

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carry over actually available for a Fund to utilize based on the results of future transactions.

At December 31, 2012, Midas Fund had net a capital loss carryover of $24,789,867 of which $13,476,362 of long term losses may be carried forward indefinitely and $11,313,505 expires in 2017.

4  VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 -  unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 -  unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market partici- pant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds – The fair value of bonds is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Financial Statements

NOTES to Financial Statements	(Unaudited) continued

The following is a summary of the inputs used as of June 30, 2013 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Common stocks	$22,478,527	$218,700	$-	$22,697,227
Warrants	576	-	-	576
Money market fund	48,585	-	-	48,585
Securities held as collateral on loaned securities	693	-	-	693
Total investments, at value	$22,528,381	$218,700	$-	$22,747,081

MIDAS MAGIC	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Common stocks	$14,718,369	$-	$-	$14,718,369
Money market fund	39,239	-	-	39,239
Total investments, at value	$14,757,608	$-	$-	$14,757,608

MIDAS PERPETUAL PORTFOLIO	Level 1	Level 2	Level 3	Total
Assets Investments, at value
Gold	$2,010,180	$-	$-	$2,010,180
Silver	831,373	-	-	831,373
Swiss franc assets	-	2,125,990	-	2,125,990
Hard asset securities	2,438,794	-	-	2,438,794
Large capitalization growth stocks	2,556,840	-	-	2,556,840
Money market fund	4,725	-	-	4,725
Total investments, at value	$7,841,912	$2,125,990	$-	$9,967,902

There were no securities that transferred from level 1 at December 31, 2012 to level 2 at June 30, 2013 for any of the Funds. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

Financial Statements

NOTES to Financial Statements	(Unaudited) continued

5  INVESTMENT TRANSACTIONS At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)
Midas Fund	$54,256,836	$266,218	$(31,775,973)	$(31,509,755)
Midas Magic	$7,642,531	$7,152,083	$(37,006)	$7,115,077
Midas Perpetual Portfolio	$9,966,496	$1,138,640	$(1,137,234)	$1,406

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the six months ended June 30, 2013 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Purchases	$1,257,934	$-	$-
Proceeds	$9,110,761	$1,724,644	$3,049,053

6  ILLIQUID AND RESTRICTED SECURITIES Midas Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at June 30, 2013 were as follows:

	Acquisition Date	Cost	Value
Ivanplats Ltd.	4/30/97	$0	$201,205
Ivanplats Ltd. Class A	4/30/97	$0	$17,495
Total		$0	$218,700
Percent of net assets		0.0%	1.0%

7  BORROWING AND SECURITIES LENDING Midas Fund has entered into a Committed Facility Agreement (“CFA”) and a Lending Agreement with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to borrow up to $20,000,000 and up to $25,000,000 with the consent of BNP, respectively. Midas Magic and Midas Perpetual Portfolio have each entered into a Lending Agreement with BNP pursuant to which BNP may make loans to each such Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and each Lending Agreement (collectively, the “Lending Agreements”) are secured by assets of the borrowing Fund (the “pledged collateral”) that are held in a segregated account with the Fund’s custodian. Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because Midas Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred.

The Lending Agreements provide that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. BNP must remit payment to a Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Financial Statements

NOTES to Financial Statements	(Unaudited) continued

Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by a Fund to BNP (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Funds’ custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Funds’ custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Funds may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Funds can recall any of the Lent Securities and BNP is obligated to, to the extent commercially possible, return such security or equivalent security to the Funds’ custodian no later than three business days after such request. If a Fund recalls a Lent Security and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Funds’ custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Funds also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Funds earn securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities as of and for the six months ended June 30, 2013 for Midas Fund, Midas Magic, or Midas Perpetual Portfolio.

The outstanding loan balance and the value of eligible collateral investments at June 30, 2013, and the average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate under the CFA for the six months ended June 30, 2013 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Outstanding balance	$681,080	$173,823	$384,134
Value of eligible collateral	$15,050,132	$11,938,557	$4,558,219
Average daily amount outstanding	$1,576,758	$684,687	$1,038,342
Maximum outstanding during the period	$6,861,703	$1,239,125	$2,432,166
Weighted average interest rate	1.16%	1.05%	1.05%

8  SECURITIES LENDING Under an agreement with the Funds’ custodian, the Funds may lend their securities to qualified financial institutions. The Funds receive compensation in the form of fees, or retain a portion of the returns on the investment of any cash received as collateral. The Funds receive as collateral cash, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash is invested in a money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is to be delivered to the Funds on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Funds. The Funds have the right under the lending agreement to recover the loaned securities from the borrower on demand. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default.

The value of loaned securities and related collateral outstanding as of June 30, 2013 were as follows:

	MIDAS Fund	MIDAS Magic	MIDAS Perpetual Portfolio
Value of securities loaned	$56	$-	$-
Value of related collateral	$693	$-	$-

Financial Statements

NOTES to Financial Statements	(Unaudited) continued

9  PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk. As of June 30, 2013, Midas Magic held approximately 19% and 20% of its net assets in Berkshire Hathaway, Inc. and MasterCard Incorporated, respectively, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

10  FOREIGN SECURITIES RISK Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

11  CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

Financial Statements

FINANCIAL Highlights	(Unaudited)

		For the Year Ended December 31,
MIDAS FUND	Six Months Ended June 30, 2013	2012	2011	2010	2009	2008
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$2.59	$3.57	$5.65	$3.82	$2.11	$5.64
Income (loss) from investment operations:
Net investment loss (1)	(0.01)	(0.04)	(0.06)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.24)	(0.94)	(1.96)	1.90	1.80	(3.36)
Total from investment operations	(1.25)	(0.98)	(2.02)	1.83	1.75	(3.42)
Less distributions:
Net investment income	-	-	(0.06)	-	(0.04)	(0.11)
Net asset value, end of period	$1.34	$2.59	$3.57	$5.65	$3.82	$2.11
Total Return	(48.26)%	(27.45)%	(35.97)%	47.91%	83.88%	(60.89)%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$21,914	$44,884	$72,973	$139,644	$116,311	$77,502
Ratio of total expenses to average net assets	3.09%†	2.94%*	2.31%	2.29%	2.39%	2.37%
Ratio of net expenses to average net assets	3.09%†	2.94%*	2.31%	2.29%	2.39%	2.37%
Ratio of net expenses excluding loan interest and fees to average net assets	3.03%†	2.85%*	2.16%	2.14%	2.29%	2.02%
Ratio of net investment loss to average net assets	(1.20)%†	(1.49)%*	(1.30)%	(1.58)%	(1.67)%	(1.42)%
Portfolio turnover rate	4%	12%	44%	63%	82%	129%

(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.
† Annualized.

			For the Year Ended December 31,
MIDAS MAGIC	Six Months Ended June 30, 2013		2012		2011	2010	2009	2008
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$18.73		$16.00		$14.73	$13.94	$10.36	$19.13
Income (loss) from investment operations:
Net investment loss (1)	(0.20)		(0.57)		(0.48)	(0.48)	(0.37)	(0.43)
Net realized and unrealized gain (loss) on investments	3.20		3.30		1.75	1.27	3.95	(8.34)
Total from investment operations	3.00		2.73		1.27	0.79	3.58	(8.77)
Net asset value, end of period	$21.73		$18.73		$16.00	$14.73	$13.94	$10.36
Total Return	16.02%		17.06%		8.62%	5.67%	34.56%	(45.84)%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$14,517		$13,245		$11,768	$12,240	$11,582	$8,911
Ratio of total expenses to average net assets	3.24	%†	4.93	%*	4.16%	4.22%	4.46%	3.89%
Ratio of net expenses to average net assets	3.24	%†	4.93	%*	4.16%	4.22%	4.46%	3.89%
Ratio of total expenses excluding loan interest and fees to average net assets	3.19	%†	4.76	%*	3.83%	3.84%	4.11%	3.32%
Ratio of net investment loss to average net assets	(1.95	)%†	(3.18	)%*	(3.17)%	(3.39)%	(3.23)%	(2.71)%
Portfolio turnover rate	0%		20%		4%	0%	9%	13%

(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.
† Annualized.

See notes to financial statements.

Financial Statements

FINANCIAL Highlights	(Unaudited)

			For the Year Ended December 31,
MIDAS PERPETUAL PORTFOLIO	Six Months Ended June 30, 2013		2012		2011	2010	2009	2008(1)
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.28		$1.22		$1.30	$1.15	$1.00	$1.000
Income (loss) from investment operations:
Net investment income (loss) (2)	-		(0.02)		(0.01)	(0.01)	(0.01)	0.012
Net realized and unrealized gain on investments	(0.17)		0.08		0.02	0.16	0.18	-
Total from investment operations	(0.17)		0.06		0.01	0.15	0.17	-
Less distributions:
Net investment income	-		-		(0.01)	-	-	(0.012)
Realized gains	-		-		(0.08)	-	(0.02)	-
Total distributions	-		-		(0.09)	-	(0.02)	(0.012)
Net asset value, end of period	$1.11		$1.28		$1.22	$1.30	$1.15	$1.000
Total Return (3)	(13.28)%		4.92%		0.96%	13.04%	17.03%	1.22%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$9,544		$14,515		$15,459	$10,620	$8,311	$7,191
Ratio of total expenses to average net assets (4)	2.06	%†	2.98	%*	1.85%	2.51%	2.98%	1.77%
Ratio of net expenses to average net assets (3) (5)	1.56	%†	2.48	%*	1.35%	1.93%	2.23%	1.21%
Ratio of net expenses excluding loan interest and
fees to average net assets	1.47	%†	2.48	%*	1.35%	1.90%	2.22%	-
Ratio of net investment income (loss) to average net assets (3)	0.22	%†	(1.42	)%*	(0.45)%	(1.03)%	(1.29)%	1.22%
Portfolio turnover rate	0%		0%		44%	4%	24%	0%

(1)  These financial highlights reflect the Fund’s operation as a money market fund up to December 28, 2008. On December 29, 2008, the Fund changed its name to Midas Perpetual Portfolio, from Midas Dollar Reserves, ceased operating as a money market fund, and began operating as a fluctuating net assetvalue fund pursuant to its current investment objective and policies.

(2) Average shares outstanding during the period are used to calculate per share data.
(3)  Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.50% for the six months ended June 30, 2013,and by 0.50% and 0.50% for the years ended December 31, 2012 and 2011, respectively, and by the Investment Manager and Distributor by 0.58%, and 0.75% for the years ended December 31, 2010 and 2009, respectively. Fees voluntarily waived by the Investment Manager and Distributor reduced the ratio of net expenses to average net assets by 0.24% for the year ended December 31, 2008. In addition, the Investment Manager voluntarily reimbursed the Fund for certain operating expenses which further reduced the ratio of net expenses to average net assets by 0.32%, for the year ended December 31, 2008. The impact of the fee waivers and reimbursements is reflected in both the total return and the ratio of net investment income (loss) to average net assets.

(4) “Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.
(5) “Net expenses” are the expenses of the Fund as presented in the Statement of Operations after fee waivers.
* Redemption fees from capital share transactions were less than $0.005 per share.
† Annualized.

See notes to financial statements.

Supplemental Information

BOARD APPROVAL of Investment Management Agreements	(Unaudited)

Consideration of Continuance of Investment Management Agreement
The renewal of the investment management agreement (the “Agreement”) between Midas Series Trust (“Trust”) and the investment manager, Midas Management Corporation (the “Investment Manager”), on behalf of Midas Fund, Midas Magic, and Midas Perpetual Portfolio (“Perpetual Portfolio”) (together, the “Funds”), was unanimously approved by the Fund’s Board of Trustees (“Board”), including all of the Fund’s trustees who are not “interested persons” of the Fund (“Independent Trustees”) as defined under the Investment Company Act of 1940, as amended, at an “in person” meeting held on March 12, 2013 (“Meeting”). In considering the annual approval of the Agreement, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of each Fund with a peer group of broadly comparable funds as determined by an independent data service; information regarding each Fund’s investment performance in comparison to a relevant peer group of funds and benchmark index as determined by an independent data service; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Funds and the record of compliance with the compliance programs of the Funds, the Investment Manager, and its affiliates; the quality, nature, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Investment Management Agreement; and the reasonableness and appropriateness of the fee paid by each Fund for the services provided.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Funds, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Investment Management Agreement. The Board also took into account the time and attention to be devoted by management to the Funds. The Board evaluated the level of skill required to manage the Funds and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of each Fund. The Board noted that Midas Management Corporation has managed each Fund for several years. The Board indicated its belief that a long-term relationship with capable, conscientious personnel is in the best interests of the Funds.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Funds. In this regard, the Board considered the changes to the Investment Policy Committee (“IPC”) of Midas Management Corporation following the death of Bassett S. Winmill, the Chief Investment Strategist of the IPC, and the appointment of Mark C. Winmill as his replacement in May 2012. The Board noted that the IPC had not changed its investment philosophy or investment process applied in managing Midas Magic and Perpetual Portfolio. Further, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Funds. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Funds, given each Fund’s investment objective and policies.

In its review of comparative information with respect to each Fund’s investment performance, the Board received information from an independent data service comparing each Fund’s investment performance to that of a peer group of investment companies pursuing broadly similar strategies and a benchmark index selected by the independent data service. With respect to Midas Fund, the Board observed that Midas Fund’s total return performance lagged the average and median total return performance of its peer group and benchmark index for the one-, three-, five-, and ten-year periods. The Board discussed with personnel of the Investment Manager the factors that contributed to Midas Fund’s underperformance over certain periods and the steps that the Investment Manager had taken, or intended to take, to seek to improve Midas Fund’s short- and long-term performance. The Board concluded that Midas Fund’s performance is being addressed and noted that it would continue to monitor these efforts and the performance of Midas Fund.

With respect to Midas Magic, the Board observed that Midas Magic’s total return performance exceeded the average and median total return performance of its peer group and benchmark index for the one- and three-year periods but lagged for the five- and ten-year periods. The Board also observed that Midas Magic was ranked in the first quintile for the one- and three-year periods. After discussion, the Board noted Midas Magic’s improved short-term performance relative to its peers and concluded that its performance is competitive.

Supplemental Information

BOARD APPROVAL of Investment Management Agreements	(Unaudited)

With respect to Perpetual Portfolio, the Board observed that Perpetual Portfolio’s total return performance exceeded the average and median total return performance of its peer group and benchmark index for the five-year period but lagged for the one-, three-, and ten-year periods. In this regard, the Board noted that Perpetual Portfolio had shifted its core asset allocation strategy in April 2012. The Board considered the impact this shift may have had on Perpetual Portfolio’s short-term performance. The Board discussed with personnel of the Investment Manager the factors that contributed to Perpetual Portfolio’s performance over certain periods and the steps that the Investment Manager had taken, or intended to take, to seek to improve Perpetual Portfolio’s long-term performance. The Board concluded that Perpetual Portfolio’s performance is being addressed and noted that it would continue to monitor these efforts and the performance of Perpetual Portfolio.

With respect to its review of the fees payable under the Agreement, the Board considered information from an independent data service comparing each Fund’s management fees and overall expense ratios against the median of the advisory fees and overall expense ratios for the peer group of that Fund. The Board observed that (i) Midas Fund’s management fee was higher than the median in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median and the highest in its peer group; (ii) Midas Magic’s management fee was higher than the median in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median and the highest in its peer group; and (iii) Perpetual Portfolio’s management fee (after fee waivers) was lower than the median and the lowest in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median and the highest in its peer group. In reviewing the information regarding the expense ratios of each Fund, the Board concluded that although each Fund’s expense ratio, excluding extraordinary expenses, was within a higher range relative to its peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provided to each Fund. The Board recognized that each Fund’s advisory fee includes ‘breakpoints,’ which would result in lower advisory fees as Fund assets increase. The Board noted that economies of scale may develop for each Fund as its assets increase and Fund level expenses decline as a percentage of assets, although such economies of scale may not necessarily be experienced by the Investment Manager.

The information provided assisted the Board in concluding that the fee paid by each Fund is within the range of those paid by comparable funds within the fund industry. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

In addition to the factors mentioned above, the Board considered the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Funds and the business reputation of the Investment Manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Fund. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions, or increased ability to obtain research services, appear to be reasonable and may, in some cases, benefit the Funds.

The Board also considered the profitability of the Investment Manager from its association with the Funds. In this regard, the Board recognized that the Investment Manager should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Funds.

The Board did not consider any single factor as controlling in determining whether or not to renew the Investment Management Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in funds that are part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Investment Management Agreement, including the fee structure, is in the best interests of the Funds.

Supplemental Information
ADDITIONAL Information	(Unaudited)

Quarterly Schedules of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ quarterly reports on Form N-Q are also available on the Funds’ website at www.MidasFunds.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website at www.MidasFunds.com.

MIDAS FUNDS OFFER

• Regular Accounts

• IRA Retirement Accounts, including Traditional, Roth, Self-Employed, and Small Business (SEP, SIMPLE)

• Education Savings Accounts

• Health Savings Accounts

• Online and toll free telephone account access

• Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Bank Transfer Plan and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi-annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1) go to www.MidasFunds.com and log into THE MIDAS TOUCH ® - Account Access

(2) after logging in, at the Portfolio Summary, click on an account number and then select Account Detail from the left side menu, and

(3) click on Electronic Document Delivery. On this page you can choose to have either account and confirmation statements or regulatory items, such as annual and semi-annual reports and prospectuses, or both, sent to any e-mail address you wish. That’s it!

Opening Your New Account
INSTRUCTIONS for Online and Paper Applications

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional or Roth IRA Account, just follow the 3 steps below.

1	Visit www.Midas Funds.com and click “Open an Account” at the top menu bar.

2	Follow the instrucstions and completed the information to open a new account.

3	Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. The number on the instructions below correspond with the number of the section on the application. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

1
REGISTRATION If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2
MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3
CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Automatic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5
SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/edelivery.

6
COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7
MIDAS SHAREHOLDER SERVICES - MIDAS BANK TRANSFER PLAN/THE MIDAS TOUCH® With the free Midas Bank Transfer Plan (BTP), you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas BTP is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with THE MIDAS TOUCH® can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers among the three Midas Funds, and perform transactions through a Share- holder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE Call 1-800-400-MIDAS (6432) between 8 am and 6 pm ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION,
PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432)
BETWEEN 8 AM AND 6 PM ET ON BUSINESS DAYS.

Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account. Mail the completed Application and check payable to Midas Funds to:

Midas Funds, Box 6110, Indianapolis, IN 46206-6110

For an IRA application, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com/midas-ira-accounts

NEW ACCOUNT Paper Application

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please Type or Print) *For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET.*

Individual or Custodian of a Gift/Transfer to a Minor:

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Gift/Transfer to a Minor:

Minor's First Name | Minor's Middle Initial | Minor's Last Name | Minor's Social Security # | Minor's Date of Birth

Minor's Address (if different than Custodian Address) | City | State/Zip

Street Address (Physical Address) | City | State / Zip | Daytime Telephone

Mailing Address (if different from above) | City | State / Zip | Daytime Telephone

E-mail address | Citizen of ☐ U.S. ☐ Other: Owner (If other, attach IRS Form W-8) | Citizen of ☐ U.S. ☐ Other: Joint Owner (If other, attach IRS Form W-8)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund)

Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Bank Transfer Plan (see Section 7).

MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO		TOTAL
$	+	$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders will not be accepted.

By Wire: Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.
[Please indicate the assigned Midas account number ____________ and the date the wire was sent ____________.]

4 DISTRIBUTIONS

If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.

☐ Payment Option ☐ Dividends in cash, distributions reinvested. ☐ Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS

Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to edelivery please visit www.MidasFunds.com/edelivery and follow the instructions to log into "THE MIDAS TOUCH® Account Access."

MFSAR13

Midas Semi-Annual Report 2013 | 33

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐ Average Cost ☐ First In, First Out ☐ Last In, First Out ☐ Low Cost, First Out ☐ High Cost, First Out ☐ Loss/Gain Utilization

☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit **www.MidasFunds.com/tax-planning** for information on cost basis.

7 MIDAS BANK TRANSFER PLAN AND THE MIDAS TOUCH® - Check the box for the service(s) you want for your account, and below please attach a voided check.

☐ Midas Bank Transfer Plan - Starting _______________ (date) automatically purchase shares of _________________________ (Fund Name) each month by transferring $ __________ ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐ THE MIDAS TOUCH® - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH®, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer among the three Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to get THE MIDAS TOUCH®, please attach a voided check here.

John and Jane Doe
123 Main Street
MyTown, USA 12345
1003
Date
PAY TO THE
ORDER OF
$
DOLLARS
BANK NAME
BANK ADDRESS
MEMO
012345678 0123456789 1003

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date

This Account Application must be signed and completed for all authorized signers.

34 | Midas Semi-Annual Report 2013

WITH THE MIDAS TOUCH®, YOU ENJOY ENHANCED ACCESS AT ANY TIME, ONLINE AT WWW.MIDASFUNDS.COM OR BY TELEPHONE 1-800-400-MIDAS (6432), TO

  Open a Midas investment account online
   Monitor your investments
  Retrieve your account history
  Review recent transactions
  Obtain Fund prices
  Check your account balances and account activity
  Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing
  Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account
  Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds
  Perform transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS
P.O. BOX 6110
INDIANAPOLIS, IN 46206-6110

1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA.

MIDASFUNDS

Discovering Opportunities®

P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

SAVE THE DATE!

THURSDAY OCTOBER 3, 2013
4:00 P.M. ET

TELECONFERENCE
WITH MIDAS PORTFOLIO MANAGERS

Details at www.MidasFunds.com

Go Green
Sign up for electronic delivery at
www.MidasFunds.com/edelivery

Scan and Discover
Opportunities with Midas

MFSAR13

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 9, 2013	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

September 9, 2013	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

September 9, 2013	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

September 9, 2013	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer